UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2922
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Waddell & Reed Advisors Cash Management, Inc.
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(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202
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(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202
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(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
SEPTEMBER 30, 2007

Waddell & Reed Advisors Cash Management

3	President's Letter
5	Manager's Discussion
7	Illustration of Fund Expenses
9	Portfolio Highlights
10	Investments
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statement of Changes in Net Assets
24	Financial Highlights
27	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Income Tax Information
34	Directors and Officers
40	Renewal of Investment Management Agreement
49	Annual Privacy Notice
51	Proxy Voting Information
52	Quarterly Portfolio Schedule Information
53	Householding Notice
54	IRA Disclosure

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Cash Management, Inc. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current Waddell & Reed Advisors Cash Management, Inc. prospectus.

President's Letter
      September 30, 2007

Dear Shareholder:

It's been a long year for fixed-income investors. Bond prices faced greater volatility as a subprime lending crisis of global dimensions unfolded. The U.S. dollar weakened against most foreign currencies, making dollar-denominated bonds less attractive. High yield investors, meanwhile, demanded greater income to help offset concern about bond defaults and the potential for a U.S. recession. After months of expressing anxiety about lingering consumer inflation, the Federal Reserve changed policy in September and reduced its short-term interest rate target by 50 basis points (0.50 percent) to 4.75 percent. More cuts may follow.

Among equities, the picture has been brighter, but even more volatile. Stock markets around the globe generally provided attractive returns over the past 12 months, with energy stocks outpacing all other sectors. International stocks, as measured by the Morgan Stanley Capital International EAFE Index, rose 24.87 percent, outperforming U.S. stocks, as measured by the S&P 500 Index, for the 12-month period ended September 30, 2007. Since the spring it has appeared to us that large company domestic growth stocks have come back in favor, boosted by low valuations and solid overseas growth for U.S.-based multinational companies. Also, quality now seems to be a more important equity attribute than we have seen in several years.

Enclosed is our report on your Waddell & Reed Advisors Fund's operations for the 12 months ended September 30, 2007. This past fiscal year the Lehman Brothers Aggregate Bond Index rose 5.13 percent while the S&P 500 Index advanced 16.44 percent.

U.S. growth slows

Dragged down by the worst housing market in a generation, the U.S. economy's four-year-old expansion is slowing. However, growth still appears robust for much of Asia. North America was fortunate to have a relatively mild hurricane season, and this may have been a factor in helping to keep a lid on gasoline prices. This year the biggest financial storm was to be found not in nature, but in the commercial paper and mortgage markets. Liquidity dried up for both business and consumer borrowers with less than perfect credit. Consequently, the financial and consumer discretionary sectors of the S&P 500 have been hard hit over the past six months, with each falling while most other sectors rose.

The economic news is mixed, as you can see in the Economic Snapshot chart below. Overall inflation and unemployment are low. However, the cost of financing a home is slightly higher. Overall GDP growth is solid, while oil prices are substantially higher.

Economic Snapshot
	9-30-2007	9-30-2006

U.S. unemployment rate	4.70%	4.60%
Inflation (U.S. Consumer Price Index)	2.80%	2.10%
U.S. GDP	3.90%	2.40%
30-year fixed mortgage rate	6.28%	6.18%
Oil price per barrel	$81.66	$62.91

Source: Bloomberg, U.S. Department of Labor

The U.S. Consumer Price Index is the government's measure of the change in the retail cost of goods and services. Gross domestic product measures year-over-year changes in the output of goods and services. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

Stock valuations for companies in the S&P 500 appear reasonable to us. As we look forward, even though past performance does not guarantee future results, presidential election years typically have been positive for investors. However, we recommend a prudent level of caution in 2008, as we believe that the range of possibilities for investors is as wide as the current field of presidential candidates. As always, we believe that maintaining a well-rounded portfolio is an essential element for securing your long-term financial future. In both politics and investing, it may be wise to remember that nothing - good or bad - can ever be assured.

Our commitment

As the Waddell & Reed organization's 70 th anniversary year draws to a close, let me say that we remain committed to the principles of our founders - Cameron Reed and Chauncey Waddell. We focus on offering you a financial planning philosophy that emphasizes participation in positive markets as well as a very strong effort to manage risk.

We will strive to earn your continued confidence for many years to come.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Fund, and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Manager's Discussion of Cash Management
      September 30, 2007

Below, Mira Stevovich, CFA, portfolio manager of Waddell & Reed Advisors Cash Management, discusses the Fund's positioning, performance and results for the fiscal year ended Sept. 30, 2007. She has managed the Fund for nine years and has 20 years of industry experience.

MATURITY
SHORT	INTER	LONG
X			HIGH	CREDIT QUALITY
MEDIUM
LOW

This diagram shows the Fund's fixed-income investment style by displaying the average credit quality of the bonds owned and the Fund's interest rate sensitivity, as measured by average maturity. Shaded areas show the past three years of quarterly data. Source: Morningstar

The Fund was competitive with peer group money market funds over the fiscal year. The Fund's fiscal year started with the federal funds rate at 5.25 percent, where it remained until the latest Federal Reserve meeting in September 2007, when the funds rate was lowered by 50 basis points (0.50 percent) to 4.75 percent. A combination of investment in floating rate securities and the purchase of longer dated securities when the yield curve steepened helped to keep the Fund's yield attractive.

The near-constant federal funds rate of 5.25 percent positively affected the overall performance of the Fund. Throughout the fiscal year, the Federal Reserve's concern about inflation kept money market rates elevated. Some change in longer money market rates was evident as the summer began, due to varying economic data, which the market interpreted as a weakening of the economic picture. The possibility of lower rates in the future helped to decrease the interest rates on longer dated securities.

Credit quality remains an important factor in the management and performance of the Fund. We are always vigilant in our review of the companies and securities in which we invest. We select investments that we believe to be of the highest credit quality, based on our strict credit risk constraints. However, these securities do not always pay the highest rates of interest, meaning that the overall yield can be held down somewhat by the higher quality bias.

Managing the market's challenges

Concerns about the subprime mortgage market began to emerge mid-way through the fiscal year. Being aware of this developing problem, and based on our conservative investment policy, we avoided securities with any exposure to this market. However, the overall money market was ultimately seriously affected in August by the subprime mortgage problems. This developed into a crisis of liquidity. Money market rates of interest increased substantially, as a result of a substantial increase in the London Interbank Offering Rates (LIBOR). All short-term borrowing by corporations was affected. As a result, the Fund invested its funds at rates substantially above the federal funds rate, and the average yield on the fund began to increase.

Portfolio Characteristics
As of 9-30-07

Average maturity	58.1 days

Information presented is for illustrative purposes only and is subject to change.

In an effort to ease the pressure on the money markets, the Federal Reserve injected liquidity into the market. As the money market regained some normalcy, the market began to anticipate a move to lower the federal funds rate by the Federal Reserve. Economic data showing some signs of a slowing economy and an improved inflation situation helped to provide the rationale to the Federal Reserve to lower the federal funds rate by 0.50 percent at its September 2007 meeting to help stabilize the financial markets and economic growth.

Outlook

As always, we carefully select securities that we feel are of the highest credit quality. This approach ultimately affects the Fund's yield, because high quality securities are issued at premium rates of interest (lower-yielding securities). However, this conservative approach has helped the Fund during the problematic situation that developed recently in the money market.

To compensate for this, we have purchased some longer-dated (higher-yielding) high-quality securities, as opportunities presented themselves. Floating rate corporate and taxable municipal securities have proved to be excellent investment vehicles for the Fund, especially recently as LIBOR rates increased dramatically.

We have emphasized investments of the highest credit quality this past year from all industries and sectors, and we intend to continue to do so going forward. As noted above, we have used floating rate securities this year, and to a certain extent we intend to do so in the coming fiscal year. Going forward, we will include U.S. Treasury and government agency securities, when we feel that they look attractive on a relative basis.

Please remember that an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forcasts can be guaranteed.

Illustration of Fund Expenses

Cash Management

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2007.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses
For the Six Months Ended September 30, 2007	Beginning Account Value 3-31-07	Ending Account Value 9-30-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,023.50	0.77%	$3.95
Class B	1,000	1,018.40	1.78	8.98
Class C	1,000	1,018.70	1.70	8.58
Based on 5% Return (2)
Class A	$1,000	$1,021.20	0.77%	$3.94
Class B	1,000	1,016.15	1.78	8.97
Class C	1,000	1,016.54	1.70	8.57

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 183 days in the six-month period ended September 30, 2007, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

SHAREHOLDER SUMMARY OF CASH MANAGEMENT

Portfolio Highlights

On September 30, 2007, Waddell & Reed Advisors Cash Management, Inc. had net assets totaling $1,049,720,404.

As a shareholder of the Fund, for every $100 you had invested on September 30, 2007, your Fund owned:

Corporate Obligations - Commercial Paper	$31.56
Corporate Obligations - Notes	$26.45
Municipal Obligations - Taxable	$18.02
Corporate Obligations - Commercial Paper (backed by irrevocable bank letter of credit)	$14.01
Corporate Obligations - Certificates of Deposit	$6.18
United States Government Agency Obligations	$3.49
Cash and Other Assets, Net of Liabilities	$0.29

The Investments of Cash Management
September 30, 2007
CORPORATE OBLIGATIONS	Principal Amount in Thousands	Value

Certificates of Deposit - 6.18%
Banks
Barclays Bank PLC,
5.37%, 4-15-08	$14,500	$14,500,000
Citibank, N.A.:
5.32%, 11-9-07	10,000	10,000,000
5.47%, 11-27-07	20,500	20,500,000
5.62%, 12-7-07	13,000	13,000,000
Royal Bank of Scotland PLC (The),
5.68%, 12-14-07	6,800	6,805,060
		64,805,060
Commercial Paper
Banks - 4.29%
Bank of America Corporation,
5.45%, 11-16-07	8,000	7,944,289
Barclays U.S. Funding Corp.,
5.35%, 1-17-08	16,500	16,235,175
Credit Suisse Group, New York Branch,
5.4%, 11-29-07	13,000	12,884,950
Lloyds TSB Bank PLC,
5.59%, 10-17-07	8,000	7,980,124
		45,044,538
Beverages - 2.36%
Coca-Cola Company (The),
5.22%, 12-6-07	25,000	24,760,750

Capital Equipment - 1.96%
Deere (John) Capital Corporation:
5.24%, 10-16-07	7,000	6,984,717
5.25%, 11-5-07	5,600	5,571,417
5.18%, 11-20-07	6,033	5,989,596
Deere (John) Credit Limited (Deere (John) Capital Corporation),
4.9%, 10-31-07	2,000	1,991,833
		20,537,563
Electrical Equipment -1.99%
W.W. Grainger, Inc.,
5.25%, 11-20-07	21,000	20,846,875

Finance Companies - 6.81%
ED&F Man Treasury Management PLC (Royal Bank of Scotland PLC (The)),
5.0%, 10-2-07	4,000	3,999,444
NATC California LLC (Suntrust Bank),
5.24%, 10-11-07	22,000	21,967,978
PACCAR Financial Corp.,
5.25%, 11-15-07	3,700	3,675,719
Unilever Capital Corporation:
5.34%, 12-10-07	19,000	18,802,717
5.31%, 12-13-07	23,300	23,049,117
		71,494,975
Food and Related - 4.96%
McCormick & Co. Inc.:
5.02%, 11-26-07	6,350	6,300,413
5.22%, 11-28-07	16,500	16,361,235
5.15%, 2-29-08	8,100	7,925,029
Nestle Capital Corp.:
5.3%, 11-14-07	13,764	13,674,840
5.09%, 3-13-08	8,000	7,814,498
		52,076,015
Health Care - Drugs - 0.38%
GlaxoSmithKline Finance plc,
5.4%, 10-5-07	4,000	3,997,600

Household - General Products - 1.92%
Procter & Gamble International Funding S.C.A. (Procter & Gamble Company (The)):
5.27%, 10-10-07	12,000	11,984,190
5.25%, 11-19-07	8,250	8,191,047
		20,175,237
Mining - 0.87%
BHP Billiton Finance (USA) Limited (BHP Billiton Limited),
5.1%, 10-1-07	9,145	9,145,000

Multiple Industry - 1.82%
Honeywell International Inc.:
5.27%, 11-8-07	2,200	2,187,762
5.25%, 11-15-07	17,000	16,888,438
		19,076,200
Security and Commodity Brokers - 4.20%
Societe Generale N.A. Inc.,
5.26%, 10-22-07	3,100	3,090,488
UBS Finance Delaware LLC (UBS AG):
5.52%, 10-15-07	1,000	997,853
5.25%, 10-18-07	8,700	8,678,431
5.25%, 10-26-07	3,200	3,188,333
5.24%, 11-14-07	2,650	2,633,028
5.425%, 12-31-07	10,000	9,862,868
5.31%, 3-6-08	5,400	5,274,950
4.775%, 6-24-08	10,800	10,417,523
		44,143,474

Total Commercial Paper - 31.56%		331,298,227

Commercial Paper (backed by irrevocable bank letter of credit)
Finance Companies - 8.75%
River Fuel Company #2, Inc. (Bank of New York (The)),
5.25%, 10-31-07	25,000	24,890,625
River Fuel Funding Company #3, Inc. (Bank of New York (The)),
5.09%, 1-31-08	10,370	10,191,123
River Fuel Trust #1 (Bank of New York (The)):
5.47%, 10-31-07	10,000	9,954,417
5.59%, 10-31-07	7,000	6,967,392
Vehicle Services of America Ltd. (Bank of America, N.A.),
5.43%, 10-22-07	40,000	39,873,300
		91,876,857
Food and Related - 4.63%
COFCO Capital Corp. (Rabobank Nederland):
5.65%, 10-18-07	13,549	13,512,851
5.77%, 10-18-07	35,200	35,104,090
		48,616,941
Multiple Industry - 0.63%
Louis Dreyfus Corporation (Barclays Bank PLC, New York Branch),
5.25%, 10-30-07	6,629	6,600,965

Total Commercial Paper (backed by irrevocable bank letter of credit) - 14.01%		147,094,763

Notes
Banks - 5.39%
Barclays Bank PLC, New York Branch,
5.35%, 5-5-08	14,500	14,500,000
Lloyds TSB Bank PLC,
5.7675%, 10-6-07 (A)	8,605	8,605,000
U.S. Bank, N.A.,
6.3%, 7-15-08	9,100	9,159,795
Wells Fargo & Company:
5.78%, 10-2-07 (A)	8,000	8,000,000
5.8325%, 10-15-07 (A)	8,300	8,300,037
5.69375%, 10-18-07 (A)	8,000	8,000,000
		56,564,832
Business Equipment and Services - 0.10%
Playworld Systems Incorporated, Taxable Variable Rate Demand/Fixed Rate Revenue Bonds, Series A of 1998 (Wachovia Bank, N.A.),
5.25%, 10-3-07 (A)	1,015	1,015,000

Capital Equipment - 0.58%
Deere (John) Capital Corporation,
5.3825%, 12-27-07	6,100	6,100,000

Computers - Main and Mini - 2.50%
IBM Canada Credit Services Company (International Business Machines Corporation),
3.75%, 11-30-07	2,000	1,994,571
International Business Machines Corporation:
5.68%, 10-3-07 (A)	5,500	5,500,000
5.83%, 10-9-07 (A)	18,750	18,750,034
		26,244,605
Finance Companies - 6.18%
Capital Markets Access Company LC, Taxable Variable Rate Demand Bonds (LSPB Real Estate, LLC Project), Series 2007 (Wachovia Bank, N.A.),
5.2%, 10-4-07 (A)	4,950	4,950,000
Caterpillar Financial Services Corporation,
3.8%, 2-8-08	8,500	8,449,502
Lowell Family, LLC, Variable Rate Taxable Demand Bonds (LaSalle Bank National Association),
5.17%, 10-4-07 (A)	4,180	4,180,000
P&W Holdings, LLC, Taxable Variable Rate Demand Bonds, Series 2005 (Wachovia Bank, N.A.),
5.13%, 10-4-07 (A)	4,270	4,270,000
Toyota Motor Credit Corporation:
5.24%, 5-2-08	16,700	16,700,000
5.28%, 5-23-08	8,595	8,595,000
5.41%, 6-16-08	13,500	13,500,000
Unilever Capital Corporation,
5.79625%, 10-12-07 (A)	4,300	4,300,000
		64,944,502
Food and Related - 0.24%
Cheney Bros, Inc., Taxable Variable Rate Demand Revenue Bonds, Series 1997 (Wachovia Bank, N.A.),
5.3%, 10-4-07 (A)	2,515	2,515,000

Forest & Paper Products - 0.86%
Kimberly-Clark Corporation,
5.263%, 12-19-07	9,000	9,000,000

Furniture and Furnishings - 0.10%
Capo & Sons Corporation, Taxable Variable Rate Demand Bonds, Series 1998 (Wachovia Bank, N.A.),
5.3%, 10-4-07 (A)	1,035	1,035,000

Health Care - General - 0.22%
B & D Associates, LLP and Eye Associates of Boca Raton, P.A., Taxable Variable Rate Demand Bonds (B & D Associates Project), Series 2005 (Wachovia Bank, N.A.),
5.13%, 10-4-07 (A)	2,330	2,330,000

Household - General Products - 0.10%
Columbia Ridge Orchards, L.L.C., Variable Rate Demand Taxable Revenue Bonds, 1998 (U.S. Bank, National Association),
5.15%, 10-4-07 (A)	771	771,000
Watts Brothers Frozen Foods, L.L.C., Variable Rate Demand Taxable Revenue Bonds, 1997 (U.S. Bank of Washington, National Association),
5.15%, 10-4-07 (A)	266	266,000
		1,037,000
Leisure Time Industry - 0.59%
Ansley Golf Club, Inc., Incremental Taxable Variable Rate Demand Bonds, Series 1998 (Wachovia Bank, N.A.),
5.3%, 10-4-07 (A)	6,180	6,180,000

Multiple Industry - 2.90%
3M Company,
5.656%, 12-12-07 (B)	17,000	17,009,928
Coweta Summit Associates, LLC, Taxable Revenue Bonds, Series 2005 (SunTrust Bank),
5.3%, 10-3-07 (A)	5,800	5,800,000
General Electric Capital Corporation:
5.15625%, 10-24-07 (A)	5,000	5,000,000
4.125%, 3-4-08	2,700	2,684,654
		30,494,582
Non-Residential Construction - 1.56%
Healthcare Property Group, LLC, Taxable Variable Rate Bonds, Series 2005 (SunTrust Bank),
5.3%, 10-3-07 (A)	16,385	16,385,000

Real Estate Investment Trust - 1.53%
701 Green Valley Associates, LLC, Taxable Variable Rate Demand Bonds, Series 1997 (Wachovia Bank, N. A.),
5.3%, 10-4-07 (A)	2,000	2,000,000
Arden Realty Limited Partnership,
7.0%, 11-15-07	11,400	11,422,312
Handy, L.C., Taxable Variable Rate Demand Revenue Bonds, Series 2001 (U.S. Bank, National Association),
5.2%, 10-4-07 (A)	2,670	2,670,000
		16,092,312
Retail - General Merchandise - 2.87%
Wal-Mart Stores, Inc.,
5.933%, 6-1-08	30,000	30,100,423

Security and Commodity Brokers - 0.69%
UBS AG,
5.4%, 2-1-08	7,250	7,245,392

Trucking and Shipping - 0.04%
Volpe Family Partnership, L.P., Taxable Variable Rate Demand Revenue Bonds, Series of 2001 (Wachovia Bank, N.A.),
5.18%, 10-4-07(A)	385	385,000

Total Notes - 26.45%		277,668,648

TOTAL CORPORATE OBLIGATIONS - 78.20%		$820,866,698

(Cost: $820,866,698)

MUNICIPAL OBLIGATIONS - TAXABLE

Alabama - 0.30%
The Industrial Development Board of the City of Dothan, Alabama's Taxable Adjustable/Fixed Rate Industrial Revenue Bonds, Series 1999 (Dunbarton Project), (Wachovia Bank, N.A.),
5.25%, 10-4-07 (A)	3,125	3,125,000

Arkansas - 0.67%
City of Little Rock, Arkansas, Taxable Variable Rate Demand Revenue Bonds (Ringwood Containers, L.P. Project), Series 2006A (SunTrust Bank),
5.3%, 10-3-07 (A)	7,020	7,020,000

California - 9.38%
Atlantic Richfield Company Project, Series 1997 (Taxable), (BP p.l.c.),
5.3%, 10-4-07	47,500	47,500,000
California Pollution Control Financing Authority, Environmental Improvement Revenue Bonds:
Air Products and Chemicals, Inc./Wilmington Facility, Taxable Series 1997A,
5.57%, 10-3-07	25,000	25,000,000
Air Products Manufacturing Corporation, Taxable Series 1997A,
5.57%, 10-3-07	15,500	15,500,000
County of Sacramento, Taxable Pension Funding Bonds, Series 1995B (Bayerische Landesbank Girozentrale, New York Branch),
5.25%, 10-3-07 (A)	8,500	8,500,000
California Statewide Communities Development Authority, Variable Rate Demand, Taxable Multifamily Housing Revenue Bonds (La Puenta Apartments), 2001 Series JJ-T (U.S. Bank, National Association),
5.5%, 10-1-07 (A)	1,940	1,940,000
		98,440,000
Colorado - 0.33%
Sheridan Redevelopment Agency, Variable Rate Tax Increment Revenue Bonds (South Santa Fe Drive Corridor Redevelopment Project), Taxable Series 2007A-2 (Citibank, N.A.),
5.15%, 10-4-07 (A)	3,500	3,500,000

District of Columbia - 0.18%
District of Columbia Revenue Bonds (American Society for Microbiology Project), Series 1998B (Taxable), (Wachovia Bank, N.A.),
5.13%, 10-4-07 (A)	1,905	1,905,000

Florida - 1.05%
University of South Florida Research Foundation, Incorporated, Variable Rate Demand Revenue Bonds:
Multi-Tenant Office Building Project, Taxable Series 2004C (Bank of America, N.A.),
5.3%, 10-3-07 (A)	7,900	7,900,000
Interdisciplinary Research Building Project, Taxable Series 2004B (Bank of America, N.A.),
5.3%, 10-3-07 (A)	3,160	3,160,000
		11,060,000
Georgia - 4.29%
Municipal Electric Authority of Georgia, General Resolution
      Projects Bond Anticipation Notes, Series B (Taxable),
      (Bayerische Landesbank, New York Branch,
      Wachovia Bank, National Association and WestLB AG,
      New York Branch):

5.56%, 10-17-07	37,067	37,067,000
5.38%, 10-15-07	8,000	8,000,000
		45,067,000
Indiana - 0.38%
Ball State University Foundation, Inc., Variable Rate Demand Notes, Series 2001 (Taxable), (U.S. Bank, National Association),
5.3%, 10-1-07 (A)	3,940	3,940,000

Minnesota - 0.56%
City of Plymouth, Minnesota, Health Facilities Revenue Bonds, WestHealth Taxable Bonds, Series 1994B (Financial Security Assurance Inc.),
5.1%, 10-4-07 (A)	5,900	5,900,000

Missouri - 0.14%
City of Bethany, Missouri, Taxable Industrial Development Revenue Bonds (Central Programs, Inc. Project), Series 2002 (UMB Bank, N.A.),
5.23%, 10-4-07 (A)	1,490	1,490,000

Pennsylvania - 0.23%
Berks County Industrial Development Authority, Federally-Taxable Variable Rate Demand/Fixed Rate Revenue Bonds (Tray-Pak Corp. Project), Series B of 2001 (Wachovia Bank, N.A.),
5.18%, 10-4-07 (A)	2,350	2,350,000

Washington - 0.50%
Washington State Housing Finance Commission:
Taxable Variable Rate Demand Multifamily Revenue Bonds (Columbia Heights Retirement Project), Series 2004 B (Wells Fargo Bank, N.A.),
5.06%, 10-1-07 (A)	3,880	3,880,000
Taxable Variable Rate Demand Multifamily Housing Revenue Bonds (Country Club Apartments Project), Series 2001B (U.S. Bank, National Association),
5.4%, 10-1-07 (A)	1,390	1,390,000
		5,270,000
Wisconsin - 0.01%
Village of Oregon, Wisconsin, Taxable Variable Rate Demand Industrial Development Revenue Bonds (Five K Partnership and Wisco Industries, Inc. Project), Series 2001B (U.S. Bank, National Association),
5.15%, 10-4-07 (A)	90	90,000

TOTAL MUNICIPAL OBLIGATIONS - TAXABLE - 18.02%		$189,157,000

(Cost: $189,157,000)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS

Federal Home Loan Bank,
5.375%, 9-5-08	8,675	8,675,000
Federal Home Loan Mortgage Corporation,
5.375%, 2-12-08	8,500	8,500,000
Overseas Private Investment Corporation,
5.15%, 10-3-07 (A)	19,477	19,476,743

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS - 3.49%		$36,651,743

(Cost: $36,651,743)

TOTAL INVESTMENT SECURITIES - 99.71%		$1,046,675,441

(Cost: $1,046,675,441)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.29%		3,044,963

NET ASSETS - 100.00%		$1,049,720,404

Notes to Schedule of Investments
(A)Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2007.

(B)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been determined to be liquid under guidelines established by the Board of Directors. At September 30, 2007, the total value of this security amounted to 1.62% of net assets.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

Statement of Assets and Liabilities
      CASH MANAGEMENT
      September 30, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $1,046,675) (Note 1)	$1,046,675
Cash	2,011
Receivables:
Fund shares sold	11,091
Interest	6,355
Prepaid and other assets	82

Total assets	1,066,214

LIABILITIES
Payable to Fund shareholders	15,578
Dividends payable	491
Accrued shareholder servicing (Note 2)	254
Accrued management fee (Note 2)	34
Accrued accounting services fee (Note 2)	22
Accrued distribution and service fees (Note 2)	1
Other	114

Total liabilities	16,494

Total net assets	$1,049,720

NET ASSETS
$0.01 par value capital stock, authorized - 5,000,000;
Class A shares outstanding - 1,031,829
Class B shares outstanding - 9,854
Class C shares outstanding - 8,037
Capital stock	$10,497
Additional paid-in capital	1,039,236
Accumulated undistributed income (loss): Accumulated undistributed net investment income	––
Accumulated undistributed net realized loss on investment transactions	(13)

Net assets applicable to outstanding units of capital	$1,049,720

Net asset value, redemption and offering price per share for all classes	$1.00

See Notes to Financial Statements.

Statement of Operations
      CASH MANAGEMENT
      For the Fiscal Year Ended September 30, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$47,942

Expenses (Note 2):
Investment management fee	3,571
Shareholder servicing:
Class A	2,637
Class B	29
Class C	20
Accounting services fee	219
Distribution fee:
Class B	70
Class C	61
Custodian fees	114
Service fee:
Class B	23
Class C	20
Legal fees	31
Audit fees	19
Other	340

Total expenses	7,154

Net investment income	40,788

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on investments	(13)

Net increase in net assets resulting from operations	$40,775

See Notes to Financial Statements.

Statement of Changes in Net Assets
      CASH MANAGEMENT
      (In Thousands)

	For the fiscal year ended September 30,

	2007	2006

INCREASE IN NET ASSETS
Operations:
Net investment income	$40,788	$26,543
Realized net loss on investments	(13)	––

Net increase in net assets resulting from operations	40,775	26,543

Distributions to shareholders from
net investment income (Note 1D): (1)
Class A	(40,160)	(26,156)
Class B	(332)	(215)
Class C	(296)	(169)
Waddell & Reed Money Market Class C	NA	(3)

	(40,788)	(26,543)

Capital share transactions (Note 3)	228,388	183,462

Total increase	228,375	183,462
NET ASSETS
Beginning of period	821,345	637,883

End of period	$1,049,720	$821,345

Undistributed net investment income	$––	$––

(1)See "Financial Highlights" on pages 24 - 26.

See Notes to Financial Statements.

Financial Highlights
      CASH MANAGEMENT
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,

	2007	2006	2005	2004	2003

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income	0.0457	0.0380	0.0183	0.0032	0.0060
Net realized and unrealized loss on investments	(0.0000)*	0.0000	0.0000	0.0000	0.0000

Total from investment operations	0.0457	0.0380	0.0183	0.0032	0.0060

Less distributions from:
Net investment income	(0.0457)	(0.0380)	(0.0183)	(0.0032)	(0.0060)
Capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)

Total distributions	(0.0457)	(0.0380)	(0.0183)	(0.0032)	(0.0060)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	4.68%	3.86%	1.81%	0.32%	0.61%
Net assets, end of period (in millions)	$1,032	$802	$625	$683	$860
Ratio of expenses to average net assets	0.78%	0.88%	0.92%	0.92%	0.80%
Ratio of net investment income to average net assets	4.59%	3.85%	1.80%	0.32%	0.62%

*Not shown due to rounding.

See Notes to Financial Statements.

Financial Highlights
      CASH MANAGEMENT
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,

	2007		2006		2005	2004	2003

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income	0.0357		0.0271		0.0081	0.0001	0.0006
Net realized and unrealized loss on investments	(0.0000)*		0.0000		0.0000	0.0000	0.0000

Total from investment operations	0.0357		0.0271		0.0081	0.0001	0.0006

Less distributions from:
Net investment income	(0.0357)		(0.0271)		(0.0081)	(0.0001)	(0.0006)
Capital gains	(0.0000)		(0.0000)		(0.0000)	(0.0000)	(0.0000)

Total distributions	(0.0357)		(0.0271)		(0.0081)	(0.0001)	(0.0006)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total return	3.64%		2.73%		0.79%	0.01%	0.06%
Net assets, end of period (in millions)	$10		$11		$7	$10	$14
Ratio of expenses to average net assets including voluntary expense reimbursement	1.79%		1.98%		1.93%	1.24%	1.34%
Ratio of net investment income to average net assets including voluntary expense reimbursement	3.58%		2.77%		0.74%	0.01%	0.06%
Ratio of expenses to average net assets excluding voluntary expense reimbursement	1.79	% (1)	1.98	% (1)	1.99%	1.96%	1.72%
Ratio of net investment income (loss) to average net assets excluding voluntary expense reimbursement	3.58	% (1)	2.77	% (1)	0.67%	-0.71%	-0.32%

*Not shown due to rounding.
(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      CASH MANAGEMENT
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,

	2007		2006		2005	2004	2003

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income	0.0363		0.0273		0.0077	0.0001	0.0005
Net realized and unrealized loss on investments	(0.0000)*		0.0000		0.0000	0.0000	0.0000

Total from investment operations	0.0363		0.0273		0.0077	0.0001	0.0005

Less distributions from:
Net investment income	(0.0363)		(0.0273)		(0.0077)	(0.0001)	(0.0005)
Capital gains	(0.0000)		(0.0000)		(0.0000)	(0.0000)	(0.0000)

Total distributions	(0.0363)		(0.0273)		(0.0077)	(0.0001)	(0.0005)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total return	3.71%		2.75%		0.75%	0.01%	0.05%
Net assets, end of period (in millions)	$8		$8		$5	$7	$8
Ratio of expenses to average net assets including voluntary expense reimbursement	1.73%		1.94%		1.96%	1.25%	1.34%
Ratio of net investment income to average net assets including voluntary expense reimbursement	3.64%		2.83%		0.70%	0.01%	0.05%
Ratio of expenses to average net assets excluding voluntary expense reimbursement	1.73	% (1)	1.94	% (1)	2.01%	2.03%	1.75%
Ratio of net investment income (loss) to average net assets excluding voluntary expense reimbursement	3.64	% (1)	2.83	% (1)	0.65%	-0.77%	-0.37%

*Not shown due to rounding.
(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Notes to Financial Statements
      September 30, 2007

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Cash Management, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek maximum current income consistent with stability of principal. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - The Fund invests only in money market securities with maturities or irrevocable put options within 397 days. The Fund uses the amortized cost method of security valuation which is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium.

B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses, if any, are calculated on the identified cost basis. Interest income is recorded on the accrual basis.

C. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Accordingly, no provision has been made for Federal income taxes.

D. Dividends to shareholders - All of the Fund's net income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Dividends are declared from the total of net investment income, plus or minus realized gains or losses on portfolio securities. Since the Fund does not expect to realize any long-term capital gains, it does not expect to pay any capital gains distributions.

E. New Accounting Pronouncements - In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for the fiscal years beginning after December 16, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures. In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." SFAS 157 defines  fair value for purposes of financial statement presentation, establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund will adopt SFAS 157 during 2008 and its potential impact, if any, on the Fund's financial statements is currently being assessed by management.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rate of 0.40% of net assets. The Fund accrues and pays this fee daily.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level

From	$0	to	$10	$0
From	$10	to	$25	$11,500
From	$25	to	$50	$23,100
From	$50	to	$100	$35,500
From	$100	to	$200	$48,400
From	$200	to	$350	$63,200
From	$350	to	$550	$82,500
From	$550	to	$750	$96,300
From	$750	to	$1,000	$121,600
	$1,000 and Over			$148,500

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

Under the Shareholder Servicing Agreement, with respect to Class A, Class B and Class C shares, the Fund pays WRSCO a monthly fee of $1.75 for each shareholder account which was in existence at any time during the prior month (except that, for broker-serviced accounts, effective September 1, 2006, the monthly charge for those accounts became $0.50) and, for Class A shares, $0.75 for each shareholder check it processes. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class B and Class C shares, respectively. Under the plans, the Fund pays W&R daily a distribution fee not to exceed, on an annual basis, 0.75% of the net assets of the affected class and a service fee not to exceed, on an annual basis, 0.25% of the net assets of the affected class.

During the fiscal year ended September 30, 2007, W&R received no front-end sales commissions.

A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and paid to W&R. During the fiscal year ended September 30, 2007, W&R received $29,837, $36,282 and $1,725 in CDSC for Class A, Class B and Class C shares, respectively.

During the fiscal year ended September 30, 2007, the Fund paid Directors' regular compensation of $55,400, which is included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Multiclass Operations

The Fund currently offers three classes of shares: Class A, Class B and Class C. Each class represents an interest in the same assets of the Fund and differs as follows: each class of shares has exclusive voting rights on matters appropriately limited to that class; Class B and Class C shares are subject to a CDSC and to an ongoing distribution and service fee. As of December 1, 2003, Class B and Class C shares were closed to direct investment. Investments via exchange into Class B and Class C shares are permitted. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Waddell & Reed Money Market Class C shares were combined with Class A shares effective January 27, 2006.

Transactions in capital stock are summarized below. Amounts are in thousands. The number of shares transacted during the periods corresponds to the dollar amounts included in this table because share transactions are recorded at $1.00 per share.

	For the fiscal year ended September 30,
	2007	2006

Value issued from sale of shares:
Class A	$2,340,328	$1,564,085
Class B	20,692	21,336
Class C	15,744	18,766
Waddell & Reed Money Market Class C	NA	––
Value issued in connection with merger of Waddell & Reed Money Market Class C into Class A	NA	375
Value issued from reinvestment of dividends:
Class A	39,021	25,413
Class B	321	208
Class C	286	164
Waddell & Reed Money Market Class C	NA	2
Value redeemed:
Class A	(2,149,764)	(1,412,703)
Class B	(21,710)	(18,107)
Class C	(16,530)	(15,603)
Waddell & Reed Money Market Class C	NA	(99)
Value redeemed in connection with merger of Waddell & Reed Money Market Class C into Class A	NA	(375)

Increase in outstanding capital	$228,388	$183,462

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended September 30, 2007 and the related net capital losses and post-October activity were as follows:

Net ordinary income	$40,802,610
Distributed ordinary income	40,649,423
Undistributed ordinary income	562,277

Realized long-term capital gains	––
Distributed long-term capital gains	––
Undistributed long-term capital gains	––

Net capital losses	––

Post-October losses deferred	12,533

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year (post-October losses).

NOTE 5 - Regulatory and Litigation Matters

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by certain of the Waddell & Reed Advisors Funds and by certain of the W&R Target Funds, Inc. (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

In addition, pursuant to the terms of agreement in the dismissal of separate litigation, Waddell & Reed has also agreed to extend the reduction in the aggregate investment management fees paid by the Funds, as described above, for an additional five years.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Cash Management, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Cash Management, Inc. (the "Fund") as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Cash Management, Inc. as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
November 13, 2007

Income Tax Information
      September 30, 2007

Dividends are taxable to shareholders and are reportable in your Federal income tax returns for the years in which the dividends were received or reinvested.

Statements as to the tax status of each investor's dividends will be mailed annually.

Dividends are declared and recorded by the Fund on each day the New York Stock Exchange is open for business.

Shareholders are advised to consult with their tax advisers concerning the tax treatment of dividends from the Fund.

Corporations: The dividends are not eligible for the dividends received deduction.

Individuals: The dividends are not qualified dividend income.

The Board of Directors of Waddell & Reed Advisors Cash Management, Inc.

Each of the individuals listed below serves as a director for the Fund, and for the other portfolios within the Waddell & Reed Advisors Funds (21 portfolios), Waddell & Reed InvestEd Portfolios, Inc. (3 portfolios) and W&R Target Funds, Inc. (25 portfolios) (collectively, the Advisors Fund Complex), except that Robert L. Hechler is not a Director of W&R Target Funds, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, comprise the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (16 portfolios) and Ivy Funds, Inc. (12 portfolios).

A director is "interested" by virtue of his or her current or former engagement as an officer of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the funds' investment advisor, WRIMCO; the funds' principal underwriter, W&R; and the funds' transfer agent, WRSCO, as well as by virtue of their personal ownership of shares of WDR. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly owned subsidiaries, including W&R, WRIMCO and WRSCO. Each director serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified.

David P. Gardner serves as the Independent Chairman of the Fund's Board and of the board of directors of the other funds in the Advisors Fund Complex.

Additional Information about Directors

The Statement of Additional Information (SAI) for the Fund includes additional information about the Fund's directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

DISINTERESTED DIRECTORS
Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships

Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 Age 67	Director since 2007
President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present) and Boettcher Aerial, Inc. (Aerial Ag Applicator) (1983 to present); Member, Kansas Board of Regents
Director of Guaranty State Bank & Trust Co.; Director of Guaranty, Inc.; Trustee, Kansas Public Employees Retirement System; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 Age: 60	Director since 1997	Professor of Law, Washburn School of Law (1973 to present); Formerly, Dean, Washburn School of Law (until 2001)	Director, Kansas Legal Services for Prisoners, Inc.

John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 Age: 68	Director since 1997	President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	Advisory Director, UMB Northland Board (Financial Services); President, Liberty Memorial Association (WWI National Museum); Director, Northland Betterment Commission

David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 Age: 74	Director since 1998 Independent Chairman since 2006	Senior Advisor to the President, J. Paul Getty Trust (until 2006); Professor, University of Utah (until 2005)	None

Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 40	Director since 1998
Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma School of Law (1997 to present); Managing Member, Harroz Investments, LLC (commercial enterprise investments) (1998 to present); Director, LSQ Manager, Inc. (since 2007)

Director and Shareholder, Valliance Bank; Director, Melbourne Family Support Organization; Director, Norman Economic Development Coalition; Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds

John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 Age: 87	Director since 1988	Shareholder, Gilliland & Hayes, P.A., a law firm; formerly, Chairman, Gilliland & Hayes, P.A. (until 2003)	Director, Central Bank & Trust; Director, Central Financial Corporation (banking)

Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 83	Director since 1979	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC	Chairman and CEO, Wellness Council of America; Member, Advisory Council of the Boy Scouts of America

Frank J. Ross, Jr. Polsinelli Shalton Flanigan, Suelthaus P.C. 700 West 47th Street, Ste. 1000 Kansas City, MO 64112 Age: 54	Director since 1996	Shareholder/Director, Polsinelli Shalton Flanigan, Suelthaus, P.C., a law firm (1980 to present)	Director, Columbian Bank & Trust

Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 70	Director since 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Professor of Business Administration, University of Missouri at Kansas City (until 2003)	Director, Ivy Funds, Inc.; Trustee, Ivy Funds

INTERESTED DIRECTORS
Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships

Michael L. Avery 6300 Lamar Avenue Overland Park, KS 66202 Age 54	Director since 2007	Director, Executive Vice President and Chief Investment Officer of WRIMCO; Senior Vice President and Chief Investment Officer of WDR	Director of IICO

Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 Age: 70	Director since 1998	Consultant of WDR and Waddell & Reed (2001 to present); formerly, Director of WDR (until 2003)	None

Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 64	Director since 1998 President since 2001
CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of Ivy Investment Management Company (IICO), an affiliate of WDR (2002 to present); formerly, President and Chief Investment Officer (CIO) of WDR, WRIMCO and IICO (until 2005); President and Director/Trustee of each of the funds in the Fund Complex

Director of WDR, WRSCO and Waddell & Reed; Director, Ivy Funds, Inc.; Trustee, Ivy Funds; Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services Inc. (ISI), an affiliate of IICO

OFFICERS

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund's officers are:

Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships

Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 Age: 43	Vice President since 2006 Secretary since 2006
Vice President and Secretary of each of the funds in the Fund Complex (since 2006); Vice President of WRIMCO and IICO (since 2006); formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (1994 to 2005).
None

Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 Age: 38	Vice President since 2006 Treasurer since 2006 Principal Accounting Officer since 2006 Principal Financial Officer since 2007
Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (since 2006); Principal Financial Officer (since 2007) of each of the funds in the Fund Complex; Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006); Senior Manager, Deloitte & Touche LLP (2001 to 2003).
None

Kristen A. Richards 6300 Lamar Avenue Overland Park, KS 66202 Age: 39	Vice President since 2000 Assistant Secretary since 2006 Associate General Counsel since 2000
Senior Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (since 2006); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)
None

Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 Age: 39	Chief Compliance Officer since 2004 Vice President since 2006
Vice President (2006 to present) and Chief Compliance Officer for each of the funds in the Fund Complex (2004 to present); formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)
None

Daniel C. Schulte 6300 Lamar Avenue Overland Park, KS 66202 Age: 41	Vice President since 2000 General Counsel since 2000 Assistant Secretary since 2000
Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)
None

Renewal of Investment Management Agreement for Waddell & Reed Advisors Cash Management, Inc.

At its meeting on August 13, 14 and 15, 2007, the Fund's Board of Directors, including all of the Disinterested Directors, considered and approved the continuance of the existing Investment Management Agreement ("Management Agreement") between WRIMCO and the Fund. The Disinterested Directors were assisted in their review by independent legal counsel and met with such counsel separately from representatives of WRIMCO. The Disinterested Directors also received and considered a memorandum from their independent legal counsel regarding the Disinterested Directors' responsibilities in evaluating the Management Agreement. This memorandum explained the regulatory requirements pertaining to the Disinterested Directors' evaluation of the Management Agreement. In addition, the Disinterested Directors engaged an independent fee consultant whose responsibilities included managing the process by which the proposed management fees under the Management Agreement were negotiated with WRIMCO.

Prior to the Board meeting, independent legal counsel sent to WRIMCO a request for information to be provided to the Directors in connection with their consideration of the continuance of the Management Agreement. WRIMCO provided materials to the Directors that included responses to the request letter and other information WRIMCO believed was useful in evaluating the continuation of the Management Agreement. Thereafter, independent legal counsel sent to WRIMCO a supplemental request for certain additional information, and WRIMCO provided additional information in response to this request. The Directors also received reports prepared by an independent third party, Lipper Inc. ("Lipper"), relating to the Fund's performance and expenses compared to the performance of the universe of comparable mutual funds selected by Lipper (the "Performance Universe") and to the expenses of a peer group of comparable funds selected by Lipper (the "Peer Group"), respectively. Further, the Directors received a written evaluation from the independent fee consultant, a summary of which is included in this Annual Report. At their meeting, the Directors received a presentation from representatives of WRIMCO regarding services provided by it and its affiliates (collectively, "W&R") to the Fund. In addition, during the course of the year, WRIMCO had provided information relevant to the Directors' consideration of the continuance of the Management Agreement.

Nature, Extent and Quality of Services Provided to the Fund

The Directors considered the nature, extent and quality of the services provided to the Fund pursuant to the Management Agreement and also the overall fairness of the Management Agreement.

The Directors considered WRIMCO's research and portfolio management capabilities and that W&R also provides oversight of day-to-day fund operations, including but not limited to fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered WRIMCO's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund. The Directors also considered the favorable history, reputation, qualification and background of WRIMCO and W&R's extensive administrative, accounting and compliance infrastructure.

Fund Performance, Management Fee and Expense Ratio. The Directors considered the Fund's performance, both on an absolute basis and in relation to the performance of its Performance Universe. The Fund's performance was also compared to relevant market indices and to a Lipper index, as applicable.

The Directors considered the management fees and total expenses of the Fund and also considered the Fund's management fees and total expenses in relation to the management fees and total expenses, respectively, of its Peer Group. The Directors' review also included consideration of the Fund's management fees at various asset levels and average account size information. In addition, the Directors considered the investment management fees, if any, paid to WRIMCO (or its affiliate) by other mutual funds managed by WRIMCO (or its affiliate) with a similar investment objective and similar investment policies and strategies as the Fund ("Similar Funds"). The Directors also considered the subadvisory fees, if any, paid to WRIMCO (or its affiliate) by other mutual funds advised by WRIMCO (or its affiliate), as well as the management fees, if any, paid by other client accounts managed by WRIMCO (or its affiliate), with a similar investment objective and similar investment policies and strategies as the Fund ("Other Accounts").

The Directors considered that the Fund's total return performance was lower than the Performance Universe median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Fund's management fee and overall expense ratio were higher than the Peer Group median. They considered that the Fund's non-management fee expenses were higher than the Peer Group median on an unadjusted basis but that, when adjusted for the Fund's smaller average account size, the non-management fee expenses were lower than the Peer Group median. The Directors considered the transfer agency fee reduction that became effective September 1, 2007. They also considered that the Fund's effective management fees at various asset levels were higher than the asset-weighted average for its Peer Group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Fund's advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Fund. The Directors considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Fund's management fee.

Profitability and Economies of Scale

In concluding that the benefits accruing to WRIMCO and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment management services and the benefits accruing to the Fund, the Directors considered specific data as to WRIMCO's profit with respect to the Fund for a recent period. The Directors also considered WRIMCO's methodology for determining this data.

In determining whether to approve the proposed continuance of the Management Agreement, the Directors considered the best interests of the Fund and the overall fairness of the proposed Management Agreement. The Directors considered the following factors to be of primary importance to their approval of the continuance of the Fund's Management Agreement, without any one factor being dispositive:

  the performance of the Fund compared with the average performance of its Performance Universe and with relevant indices;
  the Fund's investment management fees and total expenses compared with the management fees and total expenses of the Peer Group;
  the existence or appropriateness of breakpoints in the Fund's management fees;
  the cost/profitability to WRIMCO and any actual or anticipated economies of scale in relation to the services it provides to the Fund;
  the other benefits that accrue to WRIMCO as a result of its relationship to the Fund; and
  the favorable history, reputation, qualification and background of WRIMCO as well as the qualifications of its personnel.

Based on the discussions, considerations and information described generally above, including the evaluation provided by the independent fee consultant, the Board determined that the Fund's Management Agreement is fair and reasonable and that continuance of the Management Agreement was in the best interests of the Fund. In reaching these determinations, the Board concluded that: the nature, extent and quality of the services provided by WRIMCO for the Fund are adequate and appropriate; it retained confidence in WRIMCO's overall ability to manage the Fund; and the management fee paid to WRIMCO was reasonable in light of comparative management fee information, the breakpoints in the proposed management fee for the Fund, the services provided by WRIMCO, the costs of the services provided, and the profits realized and other benefits likely to be derived by WRIMCO from its relationship with the Fund.

The Board of Directors for each of the mutual funds has appointed an independent fee consultant. Posted below is a summary of the written fee evaluation of such consultant for the most recent year.

Overview

Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO") and Waddell & Reed Services Company ("WRSCO") (collectively, "Waddell") agreed on July 19, 2006 to the New York Attorney General Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that WRIMCO may manage or advise a mutual fund for Waddell & Reed Advisors Funds ("Advisors Funds"), W&R Target Funds, Inc. ("Target Funds"), or Waddell & Reed InvestEd Portfolios, Inc. ("InvestEd Portfolios") (collectively, "Funds") only if the Disinterested Directors of the Fund's Board appoint a Senior Officer or an Independent Fee Consultant ("IFC"), who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation for use by the Funds' Boards of Directors in evaluating the reasonableness of the proposed management fees for the Funds.

On August 22, 2006, the Disinterested Directors retained me as IFC for the Funds. In this capacity, I have prepared the first annual written evaluation of the proposed management fees for the Funds.

Role of the IFC

The AOD charges the IFC with managing the process by which the proposed management fees (including, but not limited to, advisory fees) to be charged to the Funds are negotiated in a manner which is at an arm's length and reasonable and consistent with the AOD. In this role, the IFC does not replace the Directors in negotiating management fees with WRIMCO and the IFC does not substitute his or her judgment for that of the Directors about the reasonableness of the proposed fees. As the AOD states, "Waddell may manage or advise a Fund after October 1, 2006 only if the reasonableness of the proposed management fees is determined by the Board of Directors of the Funds using an annual independent written evaluation prepared by or under the direction of a Senior Officer or the Independent Fee Consultant... ".

In addition, the AOD requires that the IFC keep the Funds' Boards of Directors fully and promptly informed of the fee evaluation process and that Waddell cooperate fully with the IFC and provide any information requested by the IFC that relates to the IFC's fee evaluation.

Factors Involved in the IFC's Written Evaluation

The AOD stipulates that the IFC's written evaluation must address at least six factors:

  The nature and quality of Waddell's services, including Fund performance

  Management fees (including any components thereof) charged by other mutual fund companies for like services

  Management fees (including any components thereof) charged to institutional and other clients of Waddell for like services

  Possible economies of scale as the Fund(s) grow larger

  Costs to Waddell and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit

  Profit margins of Waddell and its affiliates from supplying such services

My comments are included in the following paragraphs, organized into three topics: the process, the materials, and the findings of my evaluation of the proposed management fees and the contract renewal process..

Process

The contract renewal process is defined to include the principal sequential steps by which the Disinterested Directors go about determining the reasonableness of the proposed management fees for the Funds in the context of their annual consideration of the proposed continuance of the Funds' respective Investment Management Agreements with WRIMCO. The 2007 contract renewal process from my perspective began with my retention and is anticipated to conclude at the Board meeting on August 14/15, 2007. As IFC, I participated throughout the contract renewal process.

The Board previously created the Special Compliance & Governance Committee ("Compliance Committee") which is charged with responsibility for the preparatory work associated with the contract renewal process.

A calendar of due dates was prepared and agreed to by the Compliance Committee in order to ensure that the Disinterested Directors and Board receive all the necessary information for their contract renewal process in plenty of time to carefully deliberate and to ask for any follow-up information as needed.

The Disinterested Directors instructed independent legal counsel to the Disinterested Directors, Kirkpatrick & Lockhart Preston Gates Ellis LLP ("K&L Gates"), to prepare a letter requesting the necessary information from WRIMCO needed for the contract renewal process. This information was promptly and cooperatively provided by WRIMCO. The Lipper Company ("Lipper"), a division of Reuters, was asked to provide independently compiled comparative information about the Funds.

Lipper selected the peer group funds and sought input from the investment professionals at WRIMCO to ensure that Lipper understood the investment and distribution intricacies of the Funds.

The Compliance Committee met on July 12, 2007, with me and K&L Gates to discuss the information provided by WRIMCO and Lipper and to determine whether to request any additional information from WRIMCO prior to the August Disinterested Directors and Board meetings. At the Compliance Committee's direction, K&L Gates sent a supplemental request to WRIMCO for certain additional information which WRIMCO promptly and cooperatively provided prior to the August meetings.

As part of my responsibilities as IFC, I was requested to attend the Disinterested Directors' meetings of August 13-15, 2007, to present my evaluation of the proposed management fees for the Funds and to discuss with the Disinterested Directors my findings. On August 13, I met separately with the Disinterested Directors and K&L Gates to address these matters in preparation for the Board Meetings on August 14/15, 2007.

Materials

Materials refer to the informational materials which were prepared by all the parties involved in the contract renewal process in response to the data requested by the Disinterested Directors through the Compliance Committee and K&L Gates. As IFC, I reviewed all the data produced and found it to be responsive to the data requested by the Disinterested Directors. I also reviewed certain other materials that I considered relevant.

I used these materials to analyze trends and comparative information about the six factors discussed above. My review follows. I would note that, apart from these materials, the Disinterested Directors also received information throughout the year, some of which I reviewed, that may also be relevant to the contract renewal process.

(1) Nature and Quality of Services

Under the AOD, I am obliged to comment on the investment performance of the Funds. The data for these comparisons are drawn from the Lipper materials discussed above. Performance information is based on April 30, 2007 data.

My experience is that fund directors should focus on longer-term performance during the contract renewal process (though they may choose to focus on shorter-term performance for other purposes such as portfolio evaluation). For this summary I have concentrated on 3-year performance in comparison to the "performance universe", rather than on the more limited "performance group" because fund investors are more typically concerned with the objective and style of management than the size of the fund.

Generally speaking, the Funds reflect strong and improving performance in the 3- and 5-year periods. 5-year performance has 47% of the Funds in the first two quintiles of their performance universe and 11% in the 5th quintile. The 3-year figures upgrade to 53% of the Funds in the first two quintiles and only 8% in the 5th quintile.

The short-term 1-year period depicts a decline in the performance of a number of Funds, with only 33% of Funds falling in the first two quintiles, and 19% in the 5th quintile. The performance gap is more evident when comparing the 82% of Funds that are in the first three quintiles of performance for the 3-year period versus only 44% for the 1-year period

In their supplemental request, the Disinterested Directors asked WRIMCO for an explanation for the decline in the 1-year performance of these Funds compared to their 3- and 5-year performance. In response to this request, WRIMCO advised that in general, short-term performance had improved through June 30, 2007. Additional performance updates to July 19 were provided by WRIMCO in response to the supplemental request from K&L Gates and still more updates to July 31 were provided at the August 13, 2007 meeting of the Disinterested Directors.

WRSCO maintains internal statistics to track service quality, which showed a decline in the quality of customer service provided to the Funds' shareholders. The Disinterested Directors were informed about corrective actions to be taken in February 2007 and the quality has improved slightly through June 30, 2007.

(2) Management Fees and Total Expense Comparison for Comparable Mutual Funds

Information for this metric is drawn from the Lipper analysis and is compared with a peer group for each Fund. Overall, more Funds have improved their comparative ranking of actual management fees in 2007 than declined. However, the majority of Funds have management fees above the median of their peer groups. In general the cause of the higher total expenses than the peer group are caused by non-management fees which are discussed under the findings paragraphs below.

(3) Management Fees for Alternate Products

WRIMCO manages money for many different types of clients besides mutual funds. These include corporate and municipal pension funds and investment pools for wealthy individuals. Collectively, these services are advertised as "separate accounts." Several of these separate accounts are managed with the same investment objective and in the same style as some of the Advisors, Target and InvestEd Funds.

In most cases, the data provided by WRIMCO show that net management fees for the Funds are higher than that of the equivalent separate accounts. WRIMCO has explained these differences by reference to the different type of responsibilities borne by the mutual fund manager and the separate account manager. As IFC, I find these differences in fees reasonable.

(4) Costs to Waddell and its Affiliates of Supplying Services

An important component of the profit margin and economies of scale discussion which follows is to ensure that the cost allocation procedures which exist are reasonable and consistent from year to year. WRIMCO uses multiple methodologies for allocation including assets, revenue, time, and square footage. The bases of allocation have remained consistent over the past several years. As IFC, I know of no better way to perform these allocations and find WRIMCO's allocation methodologies reasonable.

(5) Profit Margins from Supplying Management Services

In general, under the Gartenberg ruling, independent directors of mutual funds are required to assess that the profitability of the advisory contracts to the advisor is not excessive. In addition, Lipper has provided a benchmark against which to evaluate the before-marketing, before-tax profitability of WRIMCO. This analysis places WRIMCO collectively at the bottom of Lipper peers. As a result, I do not find the margins to be excessive.

(6) Possible Economies of Scale

Economies of scale occur when assets grow and a fund's fixed costs are spread over a larger asset base. Typically, fund managers share economies of scale by implementing break points, or scale-downs, in the structure of the management fee. As a general rule, fund directors establish break points prospectively at an asset level beyond the current asset level so that shareholders benefit from future asset growth. Lipper provided the Disinterested Directors with a comprehensive listing of break points in the Waddell Funds and compared the effective fee at a uniform asset level.

Findings

After reviewing the materials (discussed above) which WRIMCO and Lipper have produced, I have summarized my findings for the purpose of discussion at the August 14/15, 2007 Disinterested Directors and Board meetings. These include four specific areas: Fund performance, non-management expenses, economies of scale, and total expenses.

Fund Performance

While I found that the Funds have generally acceptable performance, certain Funds have either continuing or recent challenges. In my view, long-term performance issues should draw more attention as they reflect investment capabilities rather than short-term swings in the market. WRIMCO has addressed each of these Funds in its response to K&L Gates' initial letter. The Disinterested Directors may choose to monitor the Funds on the long-term performance list by a variety of possible approaches.

Because the list of Funds with 1-year performance declines includes Funds whose 3-year and 5-year performance periods reflect superior performance, the shift should be noted by the Disinterested Directors. WRIMCO has provided the Disinterested Directors with an explanation of reasons for 1-year performance decline from the 3-year and 5-year trends together with a performance update for consideration at their August 14/15, 2007 meetings.

Non-Management Expenses

Waddell's business model leads to higher non-management expenses across the Funds in general. This business model targets the small to mid-level investor population, an approach that has resulted in many relatively small shareholdings. In their supplemental request to WRIMCO, the Disinterested Directors requested additional information about the possibility of charging an annual account fee on small shareholdings. WRIMCO has provided this information for consideration by the Disinterested Directors at their August 14/15, 2007 meetings.

Economies of Scale

In order to allow the shareholders to share in the economies of scale realized by the Funds, there are break points to the management fees for all Funds other than money market funds The current break points of the Funds appear adequate in providing economies of scale with the possible exception of the Advisors Core Investment Fund, which is the largest in the complex.

In their supplemental request to WRIMCO, the Disinterested Directors asked for an analysis of an additional break point at the $5 billion average asset level for this Fund. WRIMCO has provided this information and offered to institute an additional break point of 2.5 basis points at $5.0 billion in assets. The Board will consider this offer at the August 14/15, 2007 meetings.

Total Expenses

If a Fund consistently demonstrates poor performance, higher than average expenses, or a combination of both, it may be appropriate for the Disinterested Directors to consider taking affirmative action. Possible actions include requesting more frequent reports, WRIMCO's providing more research support, WRIMCO's providing more portfolio management capability, seeking an outside sub-advisor, or requesting a voluntary fee waiver to reduce total expenses and/or improve performance.

In their supplemental request, the Disinterested Directors asked WRIMCO to analyze the potential impact of a voluntary waiver on two such Funds, the Advisor High Income Fund and the Target Small Cap Value Fund. WRIMCO provided this information in its supplemental response for consideration by the Boards at their August 14/15, 2007 meetings.

* * *

In conclusion, as IFC, I have monitored the process, reviewed the materials, and find that:

  The contract renewal process conducted under the supervision of the Disinterested Directors has been careful, deliberate, and conscientious.
  The materials used during the contract renewal process were prepared by WRIMCO or Lipper. As IFC, I have reviewed the material used in this report. I have monitored the process under which Lipper selected the peers and produced its report. The materials were prepared without bias and in sufficient detail to facilitate meaningful decisions by the Disinterested Directors and the full Boards.
  The discussion which took place leading up to and at the Disinterested Directors and Board meetings was substantive and conducted in accordance with the best interests of the shareholders of the Funds.

Respectfully submitted,

C. Meyrick Payne,
Independent Fee Consultant

August 13, 2007

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is handled with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Group of Mutual Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To All Traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. The Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family

Global/International Funds
Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds
Waddell & Reed Advisors Cash Management

Specialty Funds
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1010A (9-07)

ITEM 2. CODE OF ETHICS

(a)

As of September 30, 2007, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

		2006	$14,600
		2007	15,300

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

		2006	$1,600
		2007	1,600

	These fees are related to the review of Form N-1A.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

		2006	$1,300
		2007	2,150

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

		2006	$580
		2007	600

	These fees are related to the review of internal control.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$3,480 and $4,350 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $208,875 and $140,685 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Cash Management, Inc.
(Registrant)

By /s/Kristen A. Richards
Kristen A. Richards, Vice President and Assistant Secretary

Date: December 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date: December 7, 2007

By /s/Joseph W. Kauten
Joseph W. Kauten, Vice President and Principal Financial Officer

Date: December 7, 2007